UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 15, 2018
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.
As previously disclosed, on August 14, 2018, Diamondback Energy, Inc. (“Diamondback”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energen Corporation (“Energen”) and Sidewinder Merger Sub Inc., a wholly owned subsidiary of Diamondback (“Merger Sub”), providing for the merger of Merger Sub with and into Energen, with Energen surviving the merger as a wholly owned subsidiary of Diamondback (the “Merger”). On October 25, 2018, Diamondback and Energen filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement, which also constitutes a prospectus of Diamondback, for the solicitation of proxies in connection with special meetings Diamondback’s stockholders and Energen shareholders, each to be held on November 27, 2018, for purposes of voting, among other things, on matters necessary to complete the Merger (the “Proxy Statement”).
Supplemental Disclosures in Connection with Stockholder Litigation in Connection with the Merger
In connection with the Merger Agreement and the transactions contemplated thereby, a purported class action lawsuit (the plaintiff in such complaint, the “Gross Plaintiff”) and an individual lawsuit (the plaintiff in such complaint, the “Stein Plaintiff”) have been filed in the United States District Court for the Northern District of Alabama. Both complaints, captioned Gross v. Energen Corporation, et al., Case No. 2:18-cv-01711-RDP (filed October 17, 2018) and Stein v. Energen Corporation, et al., Case 2:18-cv-01746-JHE (filed October 22, 2018), assert claims against Energen and its directors. In general, the complaints allege that the defendants violated Sections 14(a) and 20(a) of the Exchange Act because the preliminary registration statement on Form S-4, as amended by Amendment No. 1 to the Form S-4, filed with the SEC (the “Registration Statement”) allegedly misrepresents or omits material information. The complaints seek, among other things, injunctive relief preventing the consummation of the Merger until additional disclosures are made, and damages.

On October 26, 2018, a purported shareholder derivative and class action complaint, captioned Rosenblatt v. Cohen, et al., Case No. 01-CV-2018-904321.00, was filed in the Circuit Court of Jefferson County, Alabama (the plaintiff in such complaint, the “Rosenblatt Plaintiff”) against Energen, Energen’s directors, Diamondback and Merger Sub in connection with the Merger. The complaint alleges state law breach of fiduciary duty claims against the Energen directors for, among other things, an allegedly inadequate price and alleged failure to disclose material information in the Registration Statement. The complaint also alleges that Diamondback aided and abetted the Energen directors’ alleged breaches of fiduciary duty. The complaint seeks, among other things, injunctive relief preventing the consummation of the Merger, and damages.

On November 15, 2018, Energen, Energen’s directors, Diamondback and Merger Sub reached an agreement to resolve the three lawsuits described above (the “Actions”). In connection with the resolution of the Actions and in order to alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to investors, Energen and Diamondback have determined to voluntarily supplement the Proxy Statement with various disclosures. These disclosures are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K will be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Energen, Energen’s directors, Diamondback and Merger Sub believe that all of the claims alleged in the Actions are without merit and specifically deny all allegations in the foregoing complaints, including, without limitation, that any additional disclosure was or is required. As part of this resolution, the Actions will be dismissed with prejudice as to the named plaintiffs and without prejudice as to all others. It is possible that additional, similar complaints may be filed. If this occurs, Energen and Diamondback do not intend to announce the filing of each additional, similar complaint or any amended complaint unless it contains materially new or different allegations.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS
Diamondback and Energen are supplementing the Proxy Statement with certain additional information set forth below. These disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without agreeing in any way that the disclosures below are material or otherwise required by law, Energen and Diamondback make the following amended and supplemental disclosures:
The disclosure on page 73 of the Proxy Statement in the section captioned “The Merger—Background of the Merger” is hereby supplemented by revising the first complete paragraph on the page in its entirety as follows:
Following the June 5, 2018 Energen board meeting, Energen’s representatives contacted a total of 16 potentially-interested companies identified by Energen’s management and financial advisors to determine their interest in a business combination transaction with Energen (or, in the case of three companies contacted on a “no-names” basis, to determine their interest in pursuing a large scale acquisition of an upstream exploration and production company). Five of the 16 were identified by management and Energen’s financial advisors as the most likely to be interested in and capable of engaging in a transaction with Energen that would be compelling to Energen’s shareholders (the “top-tier potential counterparties”). Of the companies contacted, three (all of which were among the top-tier potential counterparties) entered into non-disclosure agreements with Energen and were subsequently provided with certain non-public information, including Diamondback (which signed a non-disclosure agreement dated June 15, 2018), a second oil and gas company (which signed a non-disclosure agreement dated June 15, 2018, and is referred to as “Company A”) and a third oil and gas company (which signed a non-disclosure agreement dated June 26, 2018, and is referred to as “Company B”). The non-disclosure agreements with Diamondback and Company A contain standstill provisions, which, among other things, restrict Diamondback and Company A, respectively, from requesting that Energen amend or waive the standstill. Company B was requested to agree to similar provisions, but refused to agree to any standstill.
The disclosure on page 74 of the Proxy Statement in the section captioned “The Merger—Background of the Merger” is hereby supplemented by revising the sixth complete paragraph on the page in its entirety as follows:
On August 4, 2018, Energen and Diamondback executed an exclusivity agreement providing for a period of exclusive negotiations expiring on August 15, 2018, as well as an amended and restated non-disclosure agreement that provided for mutual disclosure of confidential information and included a mutual standstill provision, which, among other things, restricted Diamondback and Energen, respectively, from requesting that the other party amend or waive the standstill.
The disclosure beginning on page 99 of the Proxy Statement in the section captioned “The Merger—Opinion of J.P. Morgan, Energen’s Financial Advisor” is hereby supplemented by revising the subsection captioned “The Merger-Opinion of J.P. Morgan, Energen’s Financial Advisor—Transaction Multiples Analysis” in its entirety as follows:
Transaction Multiples Analysis
Using publicly available information, J.P. Morgan examined selected transactions in the Midland Basin and the Delaware Basin valued at greater than $250,000,000 as well as corporate transactions in the exploration and production sector generally where the parties had similar operations to Energen.

For each of the selected Midland Basin and Delaware Basin transactions for which the relevant information was publicly available, among other calculations, J.P. Morgan calculated the multiple of the production adjusted transaction value (calculated as the transaction value less the estimated run rate production value (assuming $35,000/Boepd)) to net acreage, both unadjusted and index-adjusted to reflect the change in the 36-month NYMEX strip from the transaction announcement date relative to the 36-month NYMEX strip on August 10, 2018 (which we refer to as the “Adjusted Transaction Value”). Specifically, J.P. Morgan reviewed the following Midland Basin and Delaware Basin transactions (buyer / seller) and observed the following multiples of production adjusted transaction value to index adjusted net acreage:

Adjusted Transaction Value / Net Acreage ($/Acre)
Midland Basin
Diamondback Energy, Inc. / Ajax Resources, LLC	$31,753
Concho Resources Inc. / RSP Permian, Inc.	$83,553
QEP Resources, Inc. / JM Cox Resources, Alpine Oil, Kelly Cox	$60,078
Parsley Energy Inc. / Double Eagle Energy Permian LLC	$38,404
Parsley Energy Inc. / Apache Corp.; Undisclosed seller	$21,774
SM Energy Company / QStar LLC; RRP-QStar LLC	$44,151
Callon Petroleum Co. / Plymouth Petroleum LLC; Element Petroleum II	$52,423
Concho Resources, Inc. / Reliance Energy Partners LLC; Peregrine Petroleum LLC	$36,217
Parsley Energy Inc. / BTA Oil Producers LLC	$48,954
SM Energy Company / Rock Oil Co. LLC	$41,027
QEP Resources Inc. / RK Petroleum Corp.; Individual Sellers	$66,599
Callon Petroleum Co. / BSM Energy; Crux Energy; Zaniah Energy	$21,707
Parsley Energy Inc. / Riverbend Permian	$32,094
Delaware Basin
Callon Petroleum Company / Cimarex Energy Co.	$11,176
Undisclosed Buyer / Concho Resources Inc.	$14,253
Oasis Petroleum, Inc. / Forge Energy LLC	$44,850
Carrizo Oil & Gas Inc. / ExL Petroleum Management LLC	$26,590
Marathon Oil Corp / Black Mountain O&G	$36,262
Halcon Resources Corporation / Samson Exploration LLC	$29,377
ExxonMobil Corporation / BOPCO, L.P.	$20,642
Noble Energy, Inc. / Clayton Williams Energy, Inc.	$33,372
WPX Energy, Inc. / Panther Energy Company II, LLC and Carrier Energy Partners, LLC	$31,928
Diamondback Energy, Inc. / Brigham Resources Operating, LLC and Brigham Resources Midstream, LLC	$28,641
Callon Petroleum Company / American Resource Development LLC	$35,905
Noble Energy, Inc. / Manti Tarka Permian, LP	$34,135
Centennial Resource Development, Inc. / Silverback Exploration, LLC	$21,147
Concho Resources Inc. / Endurance Resources	$23,634
Occidental Petroleum Corporation / J Cleo Thompson Operating	$50,378
RSP Permian Inc. / Silver Hill Energy Partners, LLC and Silver Hill E&P II, LLC	$51,094
PDC Energy, Inc. / Arris Petro. and 299 Resources	$24,338
Riverstone; Silver Run Acquisition Corporation / Natural Gas Partners LP (Centennial Resources Production, LLC)	$40,931
Diamondback Energy, Inc. / Luxe Energy LLC	$30,761

For each of the selected corporate transactions for which the relevant information was publicly available, among other calculations, J.P. Morgan calculated the multiple of the transaction value to current year EBITDAX. Specifically, J.P. Morgan reviewed the following corporate transactions in the E&P sector (buyer / seller) and observed the following multiples of transaction value to current year EBITDAX:

Transaction Value / CY EBITDAX
Concho Resources Inc. / RSP Permian, Inc.	10.0x
EQT Corporation / Rice Energy Inc.	9.4x
Noble Energy, Inc. / Clayton Williams Energy, Inc.	42.2x
Range Resources Corporation / Memorial Resource Development Corp.	9.3x
Noble Energy, Inc. / Rosetta Resources Inc.	8.9x
Encana Corporation / Athlon Energy Inc.	15.4x
Whiting Petroleum Corporation / Kodiak Oil & Gas Corp.	6.9x
Baytex Energy Corp. / Aurora Oil & Gas Ltd.	4.8x
ExxonMobil Corporation / Celtic Exploration Ltd.	20.6x
Statoil ASA / Brigham Exploration Company	14.6x
BHP Billiton Petroleum (North America) Inc. / Petrohawk Energy Corporation	10.4x
Chevron Corporation / Atlas Energy, Inc.	17.4x
Apache Corporation / Mariner Energy, Inc.	6.4x
ExxonMobil Corporation / XTO Energy Inc.	6.0x
Denbury Resources Inc. / Encore Acquisition Company	8.9x

Based on the results of this analysis, J.P. Morgan selected a multiple reference range for Energen of $35,000 - $55,000 for Adjusted Transaction Value to acreage (based on 160,000 acres per Energen management) and 8.5x - 10.0x for transaction value to estimated EBITDAX for the calendar year ending December 31, 2018.
After applying such ranges to the appropriate metrics for Energen based on the Energen forecasts (assuming Wall Street consensus commodity price estimates, in the case of estimated EBITDAX), the analysis indicated the following implied equity value (adjusted, in the case of the Adjusted Transaction Value to Net Acreage multiple, for an assumed run-rate production value of $2,960 million for the quarter ending June 30, 2018 (assuming $40,000 per Bbl/d for oil, $3,000 per Mcf/d for gas and $16,000 per Bbl/d for NGLs, per Energen management)) per share ranges for Energen common stock (resulting per share values were in all cases rounded to the nearest $0.25 per share):
Energen Implied Equity Value Per Share Range

	Adjusted Transaction Value / Net Acreage	Transaction Value / 2018E EBITDAX
Low	$78.50	$76.75
High	$111.00	$91.75

The disclosure on page 105 of the Proxy Statement in the section captioned “The Merger-Opinion of J.P. Morgan, Energen’s Financial Advisor” is hereby supplemented by revising the first paragraph on the page in its entirety as follows:
During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates had commercial or investment banking relationships with Energen and Diamondback and certain of its affiliates, for which J.P. Morgan and such affiliates received customary compensation. Such services during such period have included acting as financial advisor to Energen in connection with its consideration of strategic initiatives, ending in 2018, as a bookrunner of debt securities offerings by Diamondback in October 2016 and December 2016 and dealer manager for a related tender offer in October 2016 and as a bookrunner of equity securities offerings by Diamondback in March 2016 and December 2016. J.P. Morgan is also currently engaged to provide investment banking services to Rattler Midstream Partners LP, an affiliate of Diamondback, which are unrelated to the transaction. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Energen and Diamondback and one of its subsidiaries, for which it receives customary compensation or other financial benefits. During the two years preceding the date of J.P. Morgan’s opinion, the aggregate fees received by J.P. Morgan from Energen for such services were approximately $0.5 million and from Diamondback and such affiliates were approximately $7.2 million. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of Energen and Diamondback. In the ordinary course of J.P. Morgan’s businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Energen or Diamondback for J.P. Morgan’s own account or for the accounts of customers and, accordingly, J.P. Morgan may at any time hold long or short positions in such securities or other financial instruments.
The disclosure beginning on page 111 of the Proxy Statement in the section captioned ““The Merger-Opinion of TPH, Energen’s Financial Advisor” is hereby supplemented by revising the subsection captioned “The Merger-Opinion of TPH, Energen’s Financial Advisor-Precedent Transaction Multiples” in its entirety as follows:
Precedent Transaction Multiples

TPH reviewed certain financial information including valuation multiples related to selected comparable transactions in the oil and gas exploration and production industry involving (i) U.S. public companies with transaction values of over $1 billion occurring since 2009 and (ii) private companies and/or asset sales in the Permian Basin with transaction values of over $100 million since 2016.

With respect to the public companies, TPH observed the following multiples of transaction value to estimated proved reserves; transaction value to estimated current production; and transaction value to EBITDAX for each of the two years following the date of announcement:

	Transaction Value / Estimated Proved Reserves ($/boe)	Transaction Value / Estimated Current Production ($/boe/d))	Transaction Value / EBITDAX
			FY-1	FY-2
Public Company Transactions
RSP Permian, Inc./Concho Resources Inc. (2018)	$25.27	$152,244	10.0x	7.8x
Rice Energy Inc./EQT Corporation (2017)	$13.81	$38,404	8.7x	7.1x
Clayton Williams Energy, Inc./Noble Energy, Inc. (2017)	$92.08	$238,078	27.6x	13.6x
Memorial Resource Development Corp./Range Resources Corporation (2016)	$19.16	$58,602	9.3x	11.9x
Rosetta Resources, Inc./Noble Energy, Inc. (2015)	$13.85	$61,905	8.9x	10.2x
Athlon Energy Inc./Encana Corporation (2014)	$55.63	$247,934	15.7x	9.2x
Kodiak Oil & Gas Corp./Whiting Petroleum Corporation (2014)	$35.86	$148,203	6.8x	5.5x
Aurora Oil & Gas Limited/Baytex Energy Corp. (2014)	$19.75	$97,253	4.6x	3.7x
Berry Petroleum Company, LLC/LINN Energy, Inc. (2013)	$15.64	$107,500	6.6x	6.2x
Plains Exploration & Production Company/Freeport-McMoRan Copper & Gold Inc. (2012)	$36.06	$95,411	9.7x	5.0x
Brigham Exploration Company/Statoil ASA (2011)	$70.36	$385,057	14.6x	7.8x
Petrohawk Energy Corporation/BHP Billiton Petroleum (North America) Inc. (2011)	$22.40	$83,425	10.5x	7.7x
Atlas Energy, Inc./Chevron Corporation (2010)	$25.29	$218,121	17.4x	16.2x
Mariner Energy, Inc./Apache Corporation (2010)	$21.53	$76,471	6.2x	4.9x
Arena Resources, Inc./SandRidge Energy, Inc. (2010)	$23.02	$220,568	10.4x	8.4x
XTO Energy Inc./Exxon Mobil Corporation (2009)	$16.59	$84,718	6.0x	6.8x
Encore Acquisition Company/Denbury Resources Inc. (2009)	$20.43	$99,683	8.9x	8.0x

Among the public company transactions reviewed, TPH observed median values of (i) $17.87/boe transaction value/proved reserves and $22.40/boe transaction value/proved reserves for transactions in which the consideration was 100% equity and for all transactions, respectively, (ii) $96,109/boe/d transaction value/production and $99,683/boe/d transaction value/production for transactions in which the consideration was 100% equity and for all transactions, respectively, and (iii) 7.9x/7.3x FY-1/FY-2 transaction value/EBITDAX and 9.3x/7.8x for FY1/FY-2 transaction value/EBITDAX for transactions in which the consideration was 100% equity and for all transactions, respectively. Those observed median values were compared to the corresponding values of $21.15/boe transaction value/proved reserves, $96,422/boe/d transaction value/production, and 9.2x/6.8x FY-1/FY-2 transaction value/EBITDAX for Energen, in each case based on an Energen transaction value of $9,391 million (based on market price as of August 10, 2018).
Additionally, TPH observed the premiums per share paid by an acquirer company (in each case as compared to the share price of the target company one day prior to the announcement of a transaction) in the 17 selected U.S. upstream corporate transactions since 2004 with a transaction value of over $1 billion. TPH observed that (i) with respect to all such transactions considered, the median premium paid was 33.7%, and (ii) with respect to transactions involving 100% stock consideration, the median premium paid was 21.7%. These observed premiums were then compared to the premium to be paid with respect to the merger, based on Energen’s and Diamondback’s share price on August 10, 2018, of 20.2%.

With respect to Permian Basin private company/asset transactions, TPH observed the following multiples of transaction value per adjusted net acre (assuming $30,000 boe/d for current production) and transaction value per boe/d of current production:

	Transaction Value / Adjusted Net Acre ($/Net Acre)	Transaction Value / Current Production ($/boe/d)
Private Company and/or Asset Transactions
Diamondback Energy, Inc./Ajax Resources, LLC (2018)	$34,598	$102,893
Callon Petroleum Company/Cimarex Energy Co. (2018)	$26,697	$142,000
Colgate Energy LLC; Luxe Energy II LLC/Concho Resources Inc. (2018)	$14,076	$480,274
Halcón Resources Corporation/Royal Dutch Shell (2018)	$15,868	$181,818
Halcón Resources Corporation/BTA Oil Producers LLC (2018)	$22,037	$462,222
Oasis Petroleum Inc./Forge Energy, LLC (2017)	$41,429	$270,286
QEP Resources, Inc./JM Cox Resources, L.P. (2017)	$51,671	$1,152,933
Carrizo Oil & Gas, Inc./ExL Petroleum Management, LLC (2017)	$24,745	$81,000
Occidental Petroleum Corporation/Hess Corporation (2017)	N/A	$73,171
Concho Resources Inc./Occidental Petroleum Corporation (2017)	$41,129	$200,000
Centennial Resource Development, Inc./GMT Exploration Company LLC (2017)	$24,199	$166,667
Marathon Oil Corporation/Black Mountain Oil and Gas, LLC (2017)	$32,762	$1,750,000
Marathon Oil Corporation/BC Operating, Inc. (2017)	$13,571	$220,000
Resolute Energy Corporation/CP Exploration II, LLC; PetroCap Partners II, L.P. (2017)	$29,565	$200,000
Matador Resources Company/Undisclosed Seller (2017)	$9,579	$121,000
Parsley Energy, Inc./ Double Eagle Energy Permian LLC (2017)	$37,915	$777,778
Halcón Resources Corporation/Samson Exploration LLC (2017)	$30,220	$271,154
ExxonMobil Corporation/BOPCO, L.P. (2017)	$18,400	$311,111
Noble Energy, Inc./Clayton Williams Energy, Inc. (2017)	$32,394	$320,000
WPX Energy, Inc./Carrier Energy Partners, LLC; Panther Energy Company II, LLC (2017)	$32,044	$119,231
Parsley Energy, Inc./Apache Corporation (2017)	$33,077	$186,364
KLR Energy Acquisition Corp./Tema Oil and Gas Co. (2016)	$58,374	$98,765
Diamondback Energy, Inc./Brigham Resources Operating, LLC and Brigham Resources Midstream, LLC (2016)	$25,466	$256,064
Callon Petroleum Company/American Resource Development LLC (2016)	$33,436	$316,195
Noble Energy, Inc./Manti Tarka Permian, LP (2016)	$31,667	$125,000
Centennial Resource Development, Inc./Silverback Exploration, LLC (2016)	$21,429	$244,286
Concho Resources Inc./Endurance Resources (2016)	$21,646	$172,000
Occidental Petroleum Corporation/J Cleo Thompson (2016)	$44,429	$252,143
SM Energy Company/QStar, LLC; RRP-QStar, LLC (2016)	$42,801	$666,667
RSP/Silver Hill Energy Partners, LLC and Silver Hill E&P II, LLC (2016)	$47,561	$160,000
Resolute Energy Corporation/Firewheel Energy, LLC (2016)	$30,064	$112,500
EOG Resources, Inc./Yates Petroleum Corporation (2016)	$2,983	$82,804
PDC Energy, Inc./Kimmeridge Energy Management Company, LLC (2016)	$22,719	$215,000
Concho Resources Inc./Reliance Energy, Inc. (2016)	$33,125	$162,500
SM Energy Company/Rock Oil Holdings LLC (2016)	$33,612	$200,000

	Transaction Value / Adjusted Net Acre ($/Net Acre)	Transaction Value / Current Production ($/boe/d)
Diamondback Energy, Inc./Luxe Energy LLC (2016)	$27,633	$560,000
Silver Run Acquisition Corporation/Centennial Resource Production, LLC (2016)	$35,741	$240,972
QEP Resources, Inc./RK Petroleum Corp.; Individual Sellers (2016)	$59,362	$428,571
Undisclosed/Energen Corp. (2016)	$5,122	$61,300
Parsley Energy, Inc./Undisclosed Seller (2016)	$7,607	$120,000
Silver Hill Energy Partners II, LLC /Concho Resources Inc. (2016)	$15,357	$116,000
Concho Resources Inc./Undisclosed Seller (2016)	$21,000	$100,000

Among the Permian Basin private company/asset transactions reviewed, TPH observed (i) median transaction value per adjusted net acre (assuming $30,000 boe/d for current production) of $30,064, compared to the Energen transaction value per adjusted net acre of $37,946, and (ii) median transaction value per boe/d of current production of $200,000, compared the Energen transaction value per boe/d of current production of $96,422.
Additionally, TPH observed the premiums per share paid by an acquirer company (in each case as compared to the share price of the target company one day prior to the announcement of a transaction) in the 17 selected U.S. upstream corporate transactions since 2004 with a transaction value of over $1 billion. TPH observed that (i) with respect to all such transactions considered, the median premium paid was 33.7%, and (ii) with respect to transactions involving 100% stock consideration, the median premium paid was 21.7%. These observed premiums were then compared to the premium to be paid with respect to the merger, based on Energen’s and Diamondback’s share price on August 10, 2018, of 20.2%.
Additional Information and Where to Find It
This current report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This current report relates to a proposed business combination between Diamondback and Energen. In connection with the proposed Merger, Diamondback has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Diamondback and Energen that also constitutes a prospectus of Diamondback. The registration statement was declared effective on October 24, 2018. Each of Diamondback and Energen also plans to file other relevant documents with the SEC regarding the proposed Merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The definitive joint proxy statement/prospectus was first mailed to stockholders of Diamondback and shareholders of Energen on or about October 26, 2018. INVESTORS AND SECURITY HOLDERS OF DIAMONDBACK AND ENERGEN ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS AND WHEN THEY ARE AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents and other documents containing important information about Diamondback and Energen once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Diamondback are available free of charge on Diamondback's website at http://www.diamondbackenergy.com or by contacting Diamondback’s Investor Relations Department by email at IR@Diamondbackenergy.com, alawlis@diamondbackenergy.com, or by phone at 432-221-7467. Copies of the documents filed with the SEC by Energen are available free of charge on Energen’s website at http://www.energen.com or by phone at 205-326-2634.

Certain Information Concerning Participants
Diamondback, Energen and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about the directors and executive officers of Energen is set forth in Energen’s proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018. Information about the directors and executive officers of Diamondback is set forth in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 27, 2018. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Diamondback or Energen using the sources indicated above.
Forward Looking Statements
All statements, other than statements of historical fact, appearing in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements about our expectations, beliefs, intentions or business strategies for the future, statements concerning our outlook with regard to the timing and amount of future production of oil, natural gas liquids and natural gas, price realizations, the nature and timing of capital expenditures for exploration and development, plans for funding operations and drilling program capital expenditures, the timing and success of specific projects, operating costs and other expenses, proved oil and natural gas reserves, liquidity and capital resources, outcomes and effects of litigation, claims and disputes and derivative activities. Forward-looking statements may include words such as “anticipate”, “believe”, “could”, “estimate”, “expect”, “forecast”, “foresee”, “intend”, “may”, “plan”, “potential”, “predict”, “project”, “seek”, “will” or other words or expressions concerning matters that are not historical facts. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include the expected timing and likelihood of completion of the proposed Merger, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of Diamondback may not approve the issuance of new shares of common stock in the proposed Merger or that shareholders of Energen may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed Merger, the risk of any unexpected costs or expenses resulting from the proposed Merger, the risk of any litigation relating to the proposed Merger and the risk that the proposed Merger and its announcement could have an adverse effect on the ability of Diamondback or Energen to retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and business generally. Except as otherwise disclosed, the forward-looking statements do not reflect the impact of possible or pending acquisitions, investments, divestitures or restructurings. The absence of errors in input data, calculations and formulas used in estimates, assumptions and forecasts cannot be guaranteed. We base our forward-looking statements on information currently available to us, and we undertake no obligation to correct or update these statements whether as a result of new information, future events or otherwise. Additional information regarding our forward‐looking statements and related risks and uncertainties that could affect future results of Diamondback and Energen can be found in Diamondback’s and Energen’s respective periodic and other reports filed with the SEC and available on Diamondback’s website at www.diamondbackenergy.com and Energen’s website at www.energen.com, as applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	November 16, 2018
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary